SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 25, 2000
Date of Report (Date of earliest event reported)

BIOMET, INC.
(Exact name of registrant as specified in its charter)

Indiana
(State or other jurisdiction of incorporation or organization)

0-12515
(Commission File Number)

35-1418342
(I.R.S. Employer Identification No.)

56 East Bell Drive, Warsaw, Indiana                        46582
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code: (219)267-6639


Item 5.  Other Events.

On September 25, 2000 the registrant issued the press release filed as Exhibit
99.01 hereto. The contents of the press release are incorporated herein by reference in response to this Item.


Item 7.   Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired

Not applicable

(b)  Pro forma financial statements

Not Applicable

Exhibits

99.01  Press release issued September 25, 2000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Biomet, Inc.


Date: October 6, 2000                        By: /s/ Gregory D. Hartman
                                                 Gregory D. Hartman
                                                 (Vice President - Finance)



EXHIBIT INDEX

Number Assigned
In Regulation
S-K Item 601               Description of Exhibit

(99)   	99.01              Press Release issued September 25, 2000.